Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	497.16
Total Transaction Valuation	3,600,000.00
Total Offset Amount	0.00
Net Fee	$ 497.16